SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                   _____________________________________

                                FORM 8 - K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                     Date of Report:  January 16, 1996

                   ____________________________________

                                 IBP, inc.

   A Delaware     Commission File     IRS Employer Identification
   Corporation    Number 1-6085       No. 42-0838666


                                IBP Avenue
                            Post Office Box 515
                       Dakota City, Nebraska  68731

                     Telephone Number:  (402) 494-2061

                   _____________________________________


                            Page 1 of 15 pages.

                      Index to Exhibits is on page 4.



                                                                    2


ITEM 5.   Other Events


          In connection with the Registrant's anticipated offering of debt securities under the Registrant's Registration Statement on Form S-3(Registration No. 33-64459) (the "Registration Statement"), the Registrant is filing herewith the exhibits referenced below in Item 7 and in the annexed Index to Exhibits.

          In addition, Item 15 of the Registration Statement is hereby supplemented by adding the following to the end thereof:

               "In 1987, IBP entered into an Indemnification
               Agreement with each of its directors then in office and certain of its executive officers."

ITEM 7.   Financial Statements and Exhibits

(c)  Exhibits:

          The exhibits listed below relate to the Registration
          Statement and are filed herewith for incorporation by reference therein.

     Exhibit Number
     (Referenced to
     Item 601 of
     Regulation S-K)           Description of Exhibit

          10 Form of Indemnification Agreement dated as of November 13, 1987 between IBP and each of its directors then in office and certain of its executive officers.

          12                   Statement re:  Computation of
                               Ratio of Earnings to Fixed
                               Charges.


                                                                      3


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               IBP, inc.


Date:  January 16, 1996      By: /s/
                               Name:   Lonnie O. Grigsby
                               Title:  Executive Vice President

                                                                       4


                             INDEX TO EXHIBITS



Exhibit number                           Page Number in Rule
(Referenced to                           0-3(b) sequential
Item 601 of                              numbering system where
Regulation S-K) Description of Exhibit   Exhibit can be found



     10        Form of Indemnification             5
               Agreement dated as of
               November 13, 1987 between
               IBP and each of its directors
               then in office and certain of
               its executive officers


     12        Statement re:  Computation of        15
               Ratio of Earnings to Fixed
               Charges

                                                                    5

                                                       EXHIBIT 10

                         INDEMNIFICATION AGREEMENT


     This Agreement is made and entered into as of November 13, 1987 between IBP, inc., a Delaware corporation (the "Company"),
                                                ,("Indemnitee")

     WHEREAS, it is essential to the Company that it retain and attract as directors and officers the most capable persons available;

     WHEREAS, Indemnitee is an officer of the Company;

     WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environmental; and

     WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and in part to provide Indemnitee with specific contractual assurance that the indemnification protected provided by the By-laws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and in order to induce Indemnitee to continue to provide services to the Company as an officer thereof, the Company wishes advancing of expenses to indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies (the "D & O Insurance");

     NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

 1.  Certain Definitions.

     (a)  Change in Control:  shall be deemed to have occurred if
(i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities

                                                                6


of the Company representing 25% or more of the total voting power represented by the Company's then outstanding Voting Securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all the Company's assets.

      Notwithstanding anything contained in this Agreement to the contrary, (i) a Change in Control shall not be deemed to have occurred by virtue of the ownership of Voting Securities of the Company or a successor by Occidental Petroleum Corporation and its subsidiaries and affiliates (collectively, "Occidental") or
(ii) by virtue of the transfer by Occidental of all or substantially all of the Voting securities to another person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) or group of affiliated persons.

     (b) Claim: any threatened, pending or completed action, suit, proceeding or alternate dispute resolution mechanism, or any inquiry, hearing or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding or alternate dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

     (c) Expenses: include attorneys' fees and all other costs, travel expenses, fees or experts, transcript costs, filing fees, witness fees, telephone charges, postage, delivery service fees, expenses and obligations of any nature whatsoever paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                                                                7


     (d) Indemnifiable Event: any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or related to anything done or not done by Indemnitee in any such capacity.

     (e) Potential Change in Control: shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

     (f) Reviewing Party: any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

     (g) Independent Legal Counsel: Independent Legal Counsel shall refer to an attorney, selected in accordance with the provisions of Section 3 hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last five years (other than in connection with seeking indemnification under this Agreement). Independent Legal Counsel shall not be any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement, nor shall Independent Legal Counsel by any person who has been sanctioned or censured for ethical violations of applicable standards of professional conduct.

     (h) Voting Securities: any securities of the Company which vote generally in the election of directors.

  2.  Basic Indemnification Arrangement.

     (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in party out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and

                                                                8


all Expenses, judgements, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgements, fines, penalties or amounts paid in settlement) of such Claim and any federal, state, local or foreign taxes (net of the value to Indemnitee of any tax benefits resulting from tax deductions or otherwise) imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (including the creation of the trust referred to in Section 4 hereof). If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"). Notwithstanding anything in this Agreement or in the By-laws of the Company to the contrary and except as provided in
Section 5, prior to a Change in Control Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation of such Claims.

     (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written option, in any case in which the Independent Legal Counsel referred to in Section 3 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent

                                                                9


Legal Counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, or the legal or factual bases therefor and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

  3. Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then Independent Legal Counsel shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and such Independent Legal Counsel shall determine whether the officer or director is entitled to indemnity payments and Expense Advances under this Agreement or any other agreement or under the Certificate of Incorporation or By-laws of the Company now or hereafter in effect relating to Claims for Indemnifiable Events. Such Independent Legal Counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee will be permitted to the indemnified. The Company agrees to pay the reasonable fees of the Independent Legal Counsel and to indemnify fully such Independent Legal Counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out or relating to this Agreement or the engagement of Independent Legal Counsel pursuant hereto.

  4. Establishment of Trust. In the event of a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust for the benefit of Indemnitee and from time to time upon written request of indemnitee shall fund such trust in an amount (the "Trust Fund Amount") which is the lesser of (a) the total of all sums sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, plus any and all judgements, fines, penalties and settlement amounts of any and all Claims relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid, or (b) Five Million Dollars ($5,000,000). The Trust Fund Amount shall be determined by the Company's Board of Directors provided that no Change in Control shall have occurred but shall be determined by the Independent Legal Counsel

                                                                 10


after the occurrence of Change in Control. The Company shall maintain funds in the trust account in the Trust Fund Amount, depositing such additional amounts as may be appropriate as a result of disbursements from the account or increases which, from time to time, may occur in the Trust Fund Amount. The terms of the trust shall provide that upon a Change in Control (i) the trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the trustee Shall advance, within two business days of a request by Indemnitee, any and all Expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Section 2(b) of this Agreement), (iii) the trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in such trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The trustee shall be chosen by Indemnitee. Nothing in this Section 4 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the trust shall be reported as income by the Company for federal, state, local and foreign tax purposes.

  5. Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any Claim asserted against Indemnitee or which are incurred in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or under the Certificate of Incorporation or By-laws of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officer's liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

  6. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgements, fines, penalties and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any

                                                                11


other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

  7. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgement, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

  8. Non-exclusivity, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Certificate of Incorporation or By-laws of the Company or the Delaware General Corporation Law or otherwise. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Certificate of Incorporation and By-laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

  9. No Construction as Employment Agreement. Nothing contained herein shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

  10. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of coverage provided for any Company director or officer.

  11. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors, administrators or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliates shall be extinguished and deemed released unless asserted by the timely

                                                            12

filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

  12. Amendments, Etc. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

  13. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

  14. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, the Certificate of Incorporation or the By-laws of the Company or otherwise) of the amounts otherwise indemnifiable hereunder.

  15. Indemnification Procedures.

     (a) Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any action, suit or proceeding, Indemnitee shall notify the Company of the commencement or threat thereof; but the omission so the notify or delay in notifying the Company will not relieve the Company from any liability which it may have to Indemnitee except to the extent that the Company is actual prejudiced by any such omission or delay.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers on the D & O Insurance, if any, in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amount payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) In the event such action, suit or proceeding is other than by or in the right of the Company, Indemnitee may, at his option, either control the defense thereof himself, require the Company to defend him or accept the defense provided under the D


                                                                  13


& O Insurance; provided, however, that Indemnitee may not control the defense himself or require the Company to defend him if such decision would jeopardize the coverage provided by the D & O Insurance to the Company and/or the other directors and officers covered thereby. In the event that Indemnitee requires the Company to defend him, or in the event that Indemnitee proceeds under the D & O Insurance but Indemnitee determines that such insurers under the D & O Insurance are unable or unwilling to adequately defend, contest and protect Indemnitee against any such action, suit or proceeding, the Company shall promptly undertake to defend any such action, suit or proceeding, at the Company's sole cost and expense, utilizing counsel of Indemnitee's choice who has been approved by the Company. If appropriate the Company shall have the right to participate in the defense of such action, suit or proceeding.

     (d) In the event such action, suit or proceeding is by or in the right of the Company, Indemnitee may, at his option, either control the defense thereof himself or accept the defense provided under the D & O Insurance; provided, however, that Indemnitee may not control the defense himself if such decision would jeopardize the coverage provided by the D & O Insurance, if any, to the Company and/or the other directors and officers covered thereby.

     (e) In the event the Company shall fail timely to defend, contest or otherwise protect Indemnitee against any such action, suit or proceeding which is not by or in the right of the Company, Indemnitee shall have the right to do so, including without limitation, the right to make any compromise or settlement thereof, and to recover from the Company all attorneys' fees, reimbursements and all amounts paid as a result thereof.

  16. Binding Effect, Etc.   This Agreement shall be binding upon
and inure to the benefit of and be enforceable by the parties hereto and the respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer of the Company or of any other enterprise at the Company's request.

                                                               14


  17. Severability.   The provisions of this Agreement shall be
severable. In the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

  18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.






     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first written above.




                              IBP, inc.


                              By:________________________________
                                                (Name)
                                                (Title)

                                 ________________________________
                                              (Indemnitee)

                                                                      15

                                                                  EXHIBIT 12
                                      IBP, inc.
               Computation of Ratio of Earnings to Fixed Charges
                         (In thousands, except ratio data)


                              Thirty-nine Weeks Ended            Fiscal Years Ended
                              -----------------------  ------------------------------------------------
                              Sept. 30,     Sept. 24,  Dec. 31,  Dec.25,    Dec 26,   Dec. 28,  Dec.29,
                                1995          1994     1994<F2>   1993<F3>     1992       1991    1990<F4>

Earnings before income taxes    $357,322    $170,641   $304,932 $129,831   $107,026     $372    $65,946
Fixed charges
   Interest expense               31,218      33,154     45,124   45,838     54,683   61,344     59,110
   Interest portion of
       operating lease/
       rent expense <F1>            3,018       2,536      3,440   3,360       3,328    3,893      2,495
Total fixed charges               34,236      35,690     48,564   49,198     58,011   65,237     61,605
Earnings before fixed charges   $399,907    $208,761   $357,453 $180,455   $166,627  $67,490   $137,332
Ratio of earnings to fixed
   charges                         11.44x       5.78x      7.28x    3.64x      2.84x    1.01x      2.07x


<F1>
(1)   Represents one-third of operating lease/rent expense, which the Company's management believes to be representative of the interest portion of operating lease/rent expense.

<F2>
(2)   Fiscal year consisted of 53 weeks.

<F3>
(3)
  The earnings set forth for 1993 do not reflect the effect of the Company's change in its method of accounting for income taxes in such year.

<F4>
(4)   The earnings set forth for 1990 do not reflect the effect of the Company's extraordinary item relating to the premium paid by the Company in such year in connection with its prepayment of certain indebtedness.
